SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC  20549

                          FORM 8-K

                      CURRENT REPORT
            Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934

           Date of Report:  March 17, 1997, 1997
            (Date of earliest event reported)

                 LIDAK PHARMACEUTICALS
  (Exact name of registrant as specified in its charter)

                        CALIFORNIA
       (State or other jurisdiction of incorporation)

         0-18734                     33-0314804
(Commission File Number)           (IRS Employer
                                 Identification No.)

11077 North Torrey Pines Road, La Jolla, California 92037
    (Address of principal executive offices)     (Zip code)

                     (619) 558-0364
      (Registrants telephone number, including area code)

Item 5.                 OTHER EVENTS

      The registrant incorporates by reference herein the press release dated March 17, 1997, attached hereto as Exhibit 99.

Item 7.      Financial Statements and Exhibits

       (c) Exhibits

           (i) Exhibit 99 -- Press Release dated March 17, 1997.


                             SIGNATURES


     Pursuant to the requirements of the Securities and Exchange
Act  of 1934, the registrant has duly caused this report  to  be
signed   on   its  behalf  by  the  undersigned  hereunto   duly
authorized.




                             LIDAK PHARMACEUTICALS

Date:  March 24, 1997    By:/s/David H. Katz
                               ------------------------------
                               David H. Katz, M.D.
                                President  and  Chief  Executive
                                 Officer

                                                         EXHIBIT 99
DATE:  MARCH 17, 1997   LIDAK PHARMACEUTICALS CONTACT:   Lisa Dawn Katz
                             NEWS RELEASE                Director,
                                                         Communications &
                                                         Investor Relations
                                                         LIDAK Pharmaceuticals
                                                         (619) 558-0364,
                                                             ext. 256

                                                         David  H.  Katz,M.D.
                                                         President/CEO
                                                         LIDAK Pharmaceuticals
                                                         (619) 450-1538


  LIDAK PHARMACEUTICALS REPORTS PROMISING KAPOSI'S SARCOMA TREATMENT DATA


      LA JOLLA, CALIFORNIA -- March 17, 1997 -- LIDAK Pharmaceuticals (NASDAQ NNM: LDAKA) announced that a topical formulation of its proprietary drug, n-docosanol (LIDAKOL_), exhibited promising efficacy in reducing the progression and severity of Kaposi's Sarcoma skin lesions in HIV-1-infected AIDS patients in an open-label pilot study. The preliminary results of the study, which was conducted under the supervision of Dr. Michael J. Scolaro in Los Angeles, were briefly summarized by Dr. David H. Katz, LIDAK's Chief Executive Officer, during the Company's annual shareholders meeting on March 15.

      Kaposi's Sarcoma (KS) is a serious AIDS-related disease for which current therapy is unpredictable and unpleasant. Recent studies have revealed a close association between KS and human herpesvirus (HHV)-8. Since n-docosanol inhibits most herpes viruses including HHV-6, a close relative of HHV-8, LIDAK studied the efficacy and safety of n-docosanol 10% cream as a treatment of cutaneous KS lesions in ten HIV-1-infected patients.

      Twenty-eight KS lesions were evaluated weekly for 4 weeks for effects of treatment on pigmentation, size and swelling of the lesions. Topical treatment with n-docosanol 10% cream resulted in a highly significant (p<0.00098) decrease in overall mean lesion size with nearly 20% of lesions diminishing by more than 50%. Nine of the ten patients experienced pronounced lightening of lesion pigmentation. These preliminary results suggest a promising role for n-docosanol 10% cream as a first-line therapy in the treatment of HIV-1-associated cutaneous KS lesions.

     A full report of the study, including additional results not discussed at the annual meeting, is scheduled to be presented at The Second International Conference on Human Herpes Viruses 6, 7, and 8 in Pisa, Italy the first week of May.

      LIDAK Pharmaceuticals is developing therapeutic products against virally caused diseases, inflammatory disorders and cancer.

                                   # # #

The information contained in this press release should be reviewed in conjunction with the Company's Annual Report on Form 10-K and other publicly available information regarding the Company, copies of which are available from the Company upon request. Such publicly available information sets forth many risks and uncertainties related to the Company's business, including risks and uncertainties related to drug development and clinical trials.